SUPPLEMENT DATED MARCH 11, 2009
TO
PROSPECTUS DATED NOVEMBER 3, 2008
FOR FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE
ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT J

The Board of Trustees of the MFS Variable Insurance Trust II (the "Trust") approved, subject to shareholder approval, the merger of MFS Strategic Value Portfolio into MFS Value Portfolio. It is expected that this approval will be sought at a shareholder meeting expected to be held sometime in June, 2009.

If shareholders approve the proposal relating to the merger of the portfolios of the Trust, shortly after shareholder approval, all of the assets of MFS Strategic Value Portfolio will be transferred to MFS Value Portfolio and shareholders of MFS Strategic Value Portfolio will receive shares of MFS Value Portfolio in exchange for their MFS Strategic Value Portfolio shares.

In light of the proposed merger, on and after May 1, 2009, no premium payments and transfers may be made into MFS Strategic Value Portfolio.

Please retain this supplement with your prospectus for future reference.

Masters, Regatta 3/09